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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

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                               AUGUST 19, 1998
              (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                       GULFSTREAM AEROSPACE CORPORATION

            (Exact name of registrant as specified in its charter)



       DELAWARE                      1-8461                    13-3554834

   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)

                                 P.O. BOX 2206
                              500 GULFSTREAM ROAD
                          SAVANNAH, GEORGIA 31402-2206

                        (Address of principal executive
                                    offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (912) 965-3000

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On August 19, 1998, pursuant to an Agreement of Purchase and Sale (the "Purchase Agreement"), dated as of July 23, 1998, by and between Gulfstream Aerospace Corporation, a Delaware corporation ("Gulfstream") and Kimberly-Clark Corporation, a Delaware corporation ("Kimberly-Clark"), Gulfstream, through Gulfstream Delaware Corporation, a Delaware corporation and wholly-owned subsidiary of Gulfstream ("Gulfstream Delaware"), completed the acquisition of all of the issued and outstanding capital stock of K-C Aviation Inc., a Delaware Corporation ("KCA"), from Kimberly-Clark for an aggregate purchase price of $250,000,000 in cash. At its three facilities in Dallas, Texas; Appleton, Wisconsin; and Westfield, Massachusetts, KCA provides a range of services for corporate jet aircraft including completions, refurbishment and maintenance. Gulfstream intends to use KCA property to continue providing such services.

     The purchase price was determined by arm's length negotiations between Gulfstream and Kimberly-Clark and the cash used for the acquisition of KCA was obtained primarily from Gulfstream's existing cash balances and, due to the timing of the closing of the transaction, also from the revolving credit facility under the Credit Agreement (the "Credit Agreement"), dated as of October 16, 1996, among Gulfstream Delaware, the several lenders from time to time parties thereto and The Chase Manhattan Bank, a New York banking corporation, as administrative agent (a copy of the Credit Agreement has been previously filed as Exhibit 10.1 to Gulfstream's Quarterly Report on Form 10-Q dated November 15, 1996.) The purchase price is subject to adjustment based on KCA's closing book value determined as of August 19, 1998.

     The Purchase Agreement has been previously filed as Exhibit 2.1 to Gulfstream's Quarterly Report on Form 10-Q dated July 24, 1998, and is hereby incorporated by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

      (c)  EXHIBITS.

      99.1  Text of Press Release, dated August 19, 1998, issued by
            Gulfstream.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: August 26, 1998.



                                    GULFSTREAM AEROSPACE CORPORATION


                                    By:   /s/ Chris A. Davis
                                        -----------------------------------
                                        Name:  Chris A. Davis
                                        Title: Executive Vice President and
                                               Chief Financial Officer

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                                EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                 99.1 Text of Press Release, dated August 19, 1998, issued by Gulfstream.